AMENDMENT TO PROMISSORY NOTE

THIS AMENDMENT, dated as of November 3, 2014 (the “Amendment”) to the Promissory Note referred to below is entered into by and between, Dassity, Inc. (the “Creditor”) and Jolley Marketing, Inc. (the “Debtor”).

WHEREAS, the parties entered into the Promissory Note on May 2, 2012 (the “Note”);

WHEREAS, the original maturity date of the Note was May 2, 2014.

WHEREAS, the parties hereto wish to amend the Note to extend the maturity date thereof.

NOW THEREFORE, in consideration of the receipt of good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

MATURITY:  The maturity date of the Note is hereby extended to May 2, 2015.

EFFECTIVE DATE:  The effective date of this Amendment shall be November 3, 2014.

GENERAL PROVISIONS:

(a)

Except as amended hereby, the Note shall continue to be, and shall remain, in full force and effect.  This Amendment shall not, except as otherwise provided herein, be deemed (i) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Note or (ii) to prejudice any right or rights which the parties may now have or may have in the future under or in connection with the Note, as the same may be amended, restated, supplemented or otherwise modified from time to time.

(b)

The terms of the Note are incorporated herein by reference and shall form a part of this Amendment as if set forth herein in their entirety.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed individually or by its officer thereunto duly authorized, as of the respective dates set forth below.

JOLLEY MARKETING, INC.

Date:  November 3, 2014

/s/  Steve White

By Steve White, President

DASSITY INC.

Date:  November 3, 2014

/s/  Brenda Hall

By Brenda Hall, Trustee